Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated August 10, 2020
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for the Fund listed below:
Invesco Oppenheimer International Small-Mid Company Fund
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the applicable Summary Prospectus, Statutory Prospectus and Statements of Additional Information and retain it for future reference.
Frank Jennings no longer serves as a Portfolio Manager to the Fund listed above. Therefore, all references to Mr. Jennings in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed.
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